SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

BNY MELLON FUNDS TRUST

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BNY MELLON FUNDS TRUST
BNY Mellon Mid Cap Stock Fund
200 Park Avenue
New York, New York  10166

July __, 2012
Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders of BNY Mellon Mid Cap Stock Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust").  As a shareholder of the Fund, you are being asked to vote on certain matters in connection with the implementation of changes to the Fund's investment strategy, as described below.

Effective on or about August 20, 2012, the Fund's name will be changed to "BNY Mellon Mid Cap Multi-Strategy Fund" and BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the Fund's investment adviser (the "Adviser"), will implement changes to the Fund's investment strategy, which are designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles.  Pursuant to these changes, the Adviser will allocate the Fund's assets among multiple investment strategies employed by the Adviser, as well as an unaffiliated sub-investment adviser.  Currently, the Adviser intends to allocate the Fund's assets among mid cap core, growth and value strategies employed by the Adviser's portfolio managers, and, subject to shareholder approval, a mid-cap value strategy employed by Robeco Investment Management, Inc. ("Robeco"), an unaffiliated sub-investment adviser.  In addition, the Adviser is seeking the ability to hire and replace unaffiliated sub-investment advisers in the future, without shareholder approval, subject to certain conditions as described in the Proxy Statement.

Accordingly, the meeting has been called for the purpose of asking shareholders to approve, with respect to the Fund, (i) the implementation of a "manager of managers" arrangement whereby the Adviser, under certain circumstances, would be able to hire and replace unaffiliated sub-investment advisers without obtaining shareholder approval and (ii) a Sub-Investment Advisory Agreement between the Adviser and Robeco.  After careful review, the Trust's Board of Trustees (the "Board") has unanimously approved each of the proposals.  The Board recommends that you read the enclosed materials carefully and then vote in favor of each proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting.  Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.  If you have any questions before you vote, please call the appropriate number listed in the Proxy Statement under "Additional Information."

Thank you for your response and for your continued investment with the Fund.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust

BNY MELLON FUNDS TRUST
BNY Mellon Mid Cap Stock Fund

Notice of Special Meeting of Shareholders To Be Held on August 13, 2012

To the Shareholders:

A Special Meeting of Shareholders of BNY Mellon Mid Cap Stock Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), will be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, on Monday, August 13, 2012 at 10:00 a.m., for the following purposes:

1.
To approve the implementation of a "manager of managers" arrangement whereby BNY Mellon Fund Advisers, a division of Dreyfus, the Fund's investment adviser (the "Adviser"), under certain circumstances, would be able to hire and replace unaffiliated sub-investment advisers for the Fund without obtaining shareholder approval.

2.	To approve a Sub-Investment Advisory Agreement for the Fund between the Adviser and Robeco Investment Management, Inc.

3.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on July 6, 2012 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees,

Janette E. Farragher
Secretary

New York, New York
July __, 2012

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON FUNDS TRUST
BNY Mellon Mid Cap Stock Fund

PROXY STATEMENT

Special Meeting of Shareholders
to be held on August 13, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of BNY Mellon Funds Trust (the "Trust"), on behalf of BNY Mellon Mid Cap Stock Fund (the "Fund"), a series of the Trust, to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Monday, August 13, 2012 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on July 6, 2012 are entitled to receive notice of and to vote at the Meeting.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposals.  If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy.  To be effective, such revocation must be received before the Meeting.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Shareholders of the Fund will vote as a single class on each of Proposals 1 and 2.  Each proposal will be voted on separately.  The approval of each proposal is not contingent on the approval of the other proposal.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is July __, 2012.

The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166.  Copies of the Fund's most recent Annual Report and Semi-Annual Report are available upon request, without charge, by writing to the Trust at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com or calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT HTTP://WWW.DREYFUS.COM/PROXYINFO.HTM

PROPOSAL 1
APPROVAL OF THE IMPLEMENTATION OF A "MANAGER OF MANAGERS"
 ARRANGEMENT WHEREBY THE FUND'S INVESTMENT ADVISER, UNDER CERTAIN
 CIRCUMSTANCES, WOULD BE ABLE TO HIRE AND REPLACE UNAFFILIATED SUB-INVESTMENT
 ADVISERS FOR THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL

Introduction

Effective on or about August 20, 2012, the Fund's name will be changed to "BNY Mellon Mid Cap Multi-Strategy Fund" and BNY Mellon Fund Advisers, a division of Dreyfus, the Fund's investment adviser (the "Adviser"), will implement changes to the Fund's investment strategy, which are designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles.  Pursuant to these changes, the Adviser will allocate the Fund's assets among multiple investment strategies employed by the Adviser, as well as an unaffiliated sub-investment adviser (see Proposal 2).  The Adviser will determine the investment strategies and will set the target allocations and ranges.  The Adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the Adviser or an unaffiliated sub-investment adviser, and the target allocations and ranges when the Adviser deems it appropriate.  However, unless shareholders approve Proposal 1, shareholder approval would be required before the Adviser could allocate the Fund's assets to an investment strategy employed by an unaffiliated sub-investment adviser.  Because the Fund currently does not have such approval, it must first seek shareholder approval of any sub-investment adviser for the Fund as it is doing in Proposal 2.  Accordingly, Proposal 1 seeks shareholder approval to implement a "manager of managers" arrangement to enable the Adviser to hire and replace unaffiliated sub-investment advisers in the future, without shareholder approval.

"Manager of Managers" Arrangement

Currently, hiring or replacing a sub-investment adviser requires, in each instance, shareholder approval of the sub-investment advisory agreement, pursuant to Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act").  Because the process of seeking shareholder approval of sub-investment advisory agreements is administratively burdensome and costly to a fund (and therefore indirectly to the fund's shareholders), it may cause delays in executing changes that the fund's board and the investment adviser have determined are necessary or desirable.  As a result, many mutual funds and their investment advisers have requested and obtained orders from the Securities and Exchange Commission (the "SEC") exempting them from certain requirements of Section 15(a) of the 1940 Act, and the rules thereunder, to permit them to hire and replace unaffiliated sub-investment advisers.  The Adviser has obtained from the SEC such an exemptive order, dated December 23, 2009 (the "Exemptive Order"), upon which the Fund may rely, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with sub-investment advisers who are not affiliated with the Fund or the Adviser, without obtaining shareholder approval.  The Exemptive Order also relieves the Fund from disclosing the sub-investment advisory fee paid by the Adviser to an unaffiliated sub-investment adviser in documents filed with the SEC and provided to shareholders.  Before the Fund may rely on the Exemptive Order, however, the proposed "manager of managers" arrangement must be approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

If the manager of managers arrangement is approved by Fund shareholders, the Adviser will continue to provide investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies, and, subject to review and approval of the Board, will:  (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend any sub-investment advisers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-investment advisers; (iv) monitor and evaluate the performance of the Fund's sub-investment advisers; and (v) implement procedures reasonably designed to ensure that the sub-investment advisers comply with the Fund's investment objective, policies and restrictions.

Under the proposed "manager of managers" arrangement, the Board would evaluate and approve all sub-investment advisory agreements as well as any amendment to an existing sub-investment advisory agreement.  In reviewing a new sub-investment advisory agreement or amendment to an existing sub-investment advisory agreement, the Board will consider factors that it considers to be relevant to its determination, including the nature, extent and quality of services to be provided by the sub-investment adviser, the investment performance of the assets managed by the sub-investment adviser in the particular style for which a sub-investment adviser is sought and the sub-investment advisory fee.  The Adviser would bear the cost of the sub-investment advisory fee payable to any such sub-investment adviser.

Operation of the Fund under the proposed "manager of managers" arrangement would not:  (1) permit the investment advisory fee paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser's responsibilities to the Fund, including the Adviser's overall responsibility for the portfolio management services furnished by a sub-investment adviser.

Under the "manager of managers" arrangement, shareholders would receive notice of, and information pertaining to, any new sub-investment advisory agreement.  In particular, except as modified by the Exemptive Order, shareholders would receive the same information about a new sub-investment advisory agreement and a new sub-investment adviser that they would receive in a proxy statement related to their approval of a new sub-investment advisory agreement in the absence of a "manager of managers" arrangement.

If Proposal 1 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for the Adviser to enter into or materially amend a sub-investment advisory agreement with respect to the Fund.

Additional Information About the Adviser

The Adviser, located at 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Fund, subject to the supervision of the Board.  Founded in 1947, Dreyfus manages approximately $271 billion in 183 mutual fund portfolios.  Dreyfus, a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team.  BNY Mellon has $25.8 trillion in assets under custody and administration and $1.26 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.5 trillion per day.  Additional information is available at www.bnymellon.com.

Pursuant to an Investment Advisory Agreement with the Trust, dated June 14, 2000, as amended September 15, 2011 (the "Investment Advisory Agreement"), and subject to the supervision and approval of the Board, the Adviser provides investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information as from time to time in effect.  In connection therewith, the Adviser supervises the Fund's investments and conducts or supervises a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.  The Adviser furnishes to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request.  The Investment Advisory Agreement permits the Adviser to enter into sub-investment advisory agreements with one or more sub-investment advisers.  The Investment Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the Adviser (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, upon not less than 90 days' notice, by the Adviser.  The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).  The Investment Advisory Agreement provides that the Adviser shall exercise its best judgment in rendering services to the Fund and that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties, under the Investment Advisory Agreement.  The Investment Advisory Agreement was last approved by the Board at a meeting held on March 13-14, 2012, and by the Trust's initial shareholder on June 14, 2000.  The Fund has agreed to pay the Adviser an investment advisory fee at the annual rate of .75% of the value of the Fund's average daily net assets.  For the fiscal year ended August 31, 2011, the Fund paid the Adviser an investment advisory fee of $10,950,857.

The following persons are officers and/or directors of Dreyfus:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Christopher Sheldon, Chief Investment Officer, Executive Vice President and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President–Corporate Communications; Gary E. Abbs, Vice President–Tax; Jill Gill, Vice President–Human Resources; Joanne S. Huber, Vice President–Tax; Anthony Mayo, Vice President–Information Systems; Kathleen Geis, Vice President; John E. Lane, Vice President; Dean M. Steigauf, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; Christopher O'Connor, Chief Administrative Officer; James Bitetto, Secretary; and Robert G. Capone and Mitchell E. Harris, directors.  Messrs. Connolly and Bitetto also serve as officers of the Trust.  Mr. Connolly serves as Chief Compliance Officer and Mr. Bitetto serves as Vice President and Assistant Secretary of the Trust.  No other officers or directors of Dreyfus serve as officers or Trustees of the Trust.  The address of each officer and/or director of Dreyfus is 200 Park Avenue, New York, New York 10166.

Required Vote and the Board's Recommendation

The "manager of managers" arrangement cannot be implemented unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, A MAJORITY OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
 UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE "FOR" THE APPROVAL OF THIS PROPOSAL 1.

PROPOSAL 2
APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH
ROBECO INVESTMENT MANAGEMENT, INC. ("ROBECO")

Robeco has been approved by the Board, subject to shareholder approval, to serve as a sub-investment adviser for the Fund.  Robeco is not affiliated with the Adviser, and Robeco would discharge its responsibilities subject to the oversight and supervision of the Adviser.  The target percentage of the Fund's assets to be allocated over time to Robeco, if Proposal 2 is approved, is approximately 20%.  Under the proposed Sub-Investment Advisory Agreement between the Adviser and Robeco (the "Robeco Sub-Advisory Agreement"), a form of which is attached as Exhibit A hereto, the Adviser, and not the Fund, compensates Robeco out of the fee the Adviser receives from the Fund.  There will be no increase in the advisory fee paid by the Fund to the Adviser as a consequence of the appointment of Robeco or the implementation of the Robeco Sub-Advisory Agreement.  The fee paid by the Adviser to Robeco depends upon the fee rates negotiated by the Adviser and on the percentage of the Fund's assets allocated to Robeco.

Information About Robeco

Robeco is a wholly-owned subsidiary of Robeco US Holding, Inc., both located at 909 Third Avenue, New York, New York 10022.  Robeco US Holding, Inc. is a wholly-owned subsidiary of Robeco International Holding, B.V., which is a wholly-owned subsidiary of Robeco Groep N.V., both located at Coolsingel 120, 3011 AG Rotterdam, The Netherlands, Postbus 973, NL - 3000 AZ Rotterdam.  Robeco Groep N.V. is a wholly-owned subsidiary of Rabobank Nederland, located at UCB 550 Postbus 17100 3500 HG Utrecht, The Netherlands.  As of March 31, 2012, Robeco had approximately $24.9 billion in assets under management.

If the Robeco Sub-Advisory Agreement is approved by shareholders, Robeco will employ a fundamental bottom-up, disciplined value investment process in managing its allocated portion of the Fund's assets to construct a diversified portfolio of mid cap stocks identified by Robeco as having value characteristics.  Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs.  Robeco examines various factors in determining the value characteristics of issuers, including price to book value ratios and price to earnings ratios.  These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow.  Robeco also looks for an identifiable catalyst for positive change that has not been priced into the issuer's stock.  Robeco then studies trends in industries and companies, earnings power and growth and other investment criteria.  Robeco will sell a stock when Robeco determines it has appreciated to the price target, the issuer has weakening business fundamentals or there is a reversal of the catalyst.

If the Robeco Sub-Advisory Agreement is approved by shareholders, Joseph F. Feeney, Jr., CFA and Steven L. Pollack, CFA will be responsible for the day-to-day management of the portion of the Fund's assets allocated to Robeco.  Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer of Robeco, which he joined in 1995.  Mr. Pollack is a senior portfolio manager at Robeco, which he joined in 2000.

Robeco currently serves as investment adviser or sub-investment adviser to the following investment company, which has a similar investment objective and similar investment policies as the Fund.

Name of Investment Company	Net Assets (as of 3/31/12)	Management Fee Rate

John Hancock Funds III John Hancock Disciplined Value Mid Cap Fund	$1.462 billion	*
VALIC Company II Mid Cap Value Fund	$176.9 million	*

____________________

*  The Management Fee Rate is not disclosed pursuant to reliance on an exemptive order granted by the SEC, which permits sub-investment advisory fees to be disclosed only in the aggregate for multiple sub-investment advisers in a manager of managers arrangement.

The names and principal occupations of the principal executive officers of Robeco are:  Mark E. Donovan and Joseph F. Feeney, Co-Chief Executive Officers; Matthew J. Davis, Chief Financial Officer; William G. Butterly, Chief Operating Officer and Chief Compliance Officer; and Paul F. Healy, Head of Sales.  The address of each principal executive officer listed above, as it relates to the person's position with Robeco, is 909 Third Avenue, New York, New York 10022.

Proposed Sub-Investment Advisory Agreement with Robeco

The following discussion is a description of the material terms of the Robeco Sub-Advisory Agreement.  This description is qualified in its entirety by reference to the form of the Robeco Sub-Advisory Agreement contained in Exhibit A to this Proxy Statement.

The Robeco Sub-Advisory Agreement provides that, subject to the supervision and approval of the Adviser and the Board, Robeco provide investment management of the portion of the Fund's assets which may be assigned to it from time to time by the Adviser.  Robeco, among other duties, will obtain and provide investment research and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets allocated to it, including the placing of portfolio transactions for execution with brokers.  Robeco also will perform limited non-management services in connection with the management of its allocated portion of the Fund's assets.  The Robeco Sub-Advisory Agreement provides that Robeco will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, except by reason of willful misfeasance, bad faith or negligence in the performance of Robeco's duties, or by reason of Robeco's reckless disregard of its obligations and duties, under the Robeco Sub-Advisory Agreement.

Robeco will be compensated from the fee that the Adviser receives from the Fund.  There will be no increase in the advisory fee paid by the Fund to the Adviser as a consequence of the addition of Robeco or the implementation of the Robeco Sub-Advisory Agreement.  Robeco generally will bear all expenses in connection with the performance of its services under the Robeco Sub-Advisory Agreement.  All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund.

In accordance with the Robeco Sub-Advisory Agreement and procedures adopted by the Board, Robeco may effect Fund portfolio transactions through a broker-dealer affiliated with the Fund, the Adviser or Robeco, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

The Robeco Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Independent Trustees.  The Robeco Sub-Advisory Agreement is terminable without penalty by:  (i) the Adviser on not more than 60 days' notice to Robeco; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to Robeco; or (iii) Robeco on not less than 90 days' notice to the Fund and the Adviser.  The Robeco Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.  In addition, the Robeco Sub-Advisory Agreement provides that it will terminate if the Investment Advisory Agreement terminates for any reason.

Considerations of the Board

At the Board Meeting, the Adviser recommended the appointment of Robeco to serve as a sub-investment adviser for the Fund.  The recommendation of Robeco was based on, among other information, the Adviser's review and due diligence report relating to Robeco and its investment advisory services.  In the opinion of the Adviser, the proposed allocation to Robeco of a portion of the Fund's assets would be in the best interests of the Fund's shareholders.

At the Board Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Robeco Sub-Advisory Agreement.  In determining whether to approve the Robeco Sub-Advisory Agreement, the Board considered the due diligence materials prepared by the Adviser and other information received in advance of the Board Meeting, which included:  (i) a copy of the Robeco Sub-Advisory Agreement between the Adviser and Robeco; (ii) information regarding the process by which the Adviser selected and recommended Robeco for Board approval; (iii) information regarding the nature, extent and quality of the services Robeco would provide to the Fund; (iv) information regarding Robeco's investment process, reputation, investment management business, personnel, and operations; (v) information regarding Robeco's brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fee to be charged by Robeco; (vii) information regarding Robeco's compliance program; (viii) information regarding Robeco's historical performance returns managing investment mandates similar to the Fund's investment mandate for the portion of the Fund's assets to be allocated to Robeco, with such performance compared to relevant indices; and (ix) information regarding Robeco's financial condition.  The Board also considered the substance of discussions with representatives of the Adviser at the Board Meeting.  Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Robeco.  In examining the nature, extent and quality of the services to be provided by Robeco to the Fund, the Board considered (i) Robeco's organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to other similar investment portfolios and the performance history of those portfolios; (iii) its proposed investment strategy for the Fund; (iv) its long- and short-term performance relative to comparable mutual funds and unmanaged indices; and (v) its compliance program.  The Board specifically took into account Robeco's investment process and research resources and capabilities, evaluating how Robeco would complement the Adviser and the other strategies for the Fund.  The Board also discussed the acceptability of the terms of the Robeco Sub-Advisory Agreement.  The Board also considered the review process undertaken by the Adviser, and the Adviser's favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the Fund by Robeco.  The Board concluded that the Fund will benefit from the quality and experience of Robeco's investment professionals.  Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Robeco were adequate and appropriate in light of Robeco's experience in managing mid cap equity assets, Robeco's portfolio management and research resources to be applied in managing a portion of the Fund's portfolio, and the Adviser's recommendation to engage Robeco, and supported a decision to approve the Robeco Sub-Advisory Agreement.

Investment Performance of Robeco.  Because Robeco would be a new sub-investment adviser for the Fund, the Board could not consider Robeco's investment performance in managing a portion of the Fund's portfolio as a factor in evaluating the Robeco Sub-Advisory Agreement during the Board Meeting.  However, the Board did review Robeco's historical performance record in managing other portfolios that were comparable to the Fund with respect to its investment mandate.  The Board also discussed with representatives of the Adviser the investment strategies to be employed by Robeco in the management of its portion of the Fund's assets.  The Board noted Robeco's reputation and experience with respect to value-oriented mid cap equity investing, each portfolio manager's experience in selecting mid cap value stocks, and the Adviser's experience in selecting, evaluating, and overseeing investment managers.  Based on these factors, the Board supported a decision to approve the Robeco Sub-Advisory Agreement.

Costs of Services to be Provided.  The Board considered the proposed fee payable under the Robeco Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser, and not the Fund, and, thus, would not impact the fees paid by the Fund.  The Board concluded that the proposed fee payable to Robeco by the Adviser with respect to the assets to be allocated to Robeco in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability and Economies of Scale to be Realized.  The Board recognized that, because Robeco's fee would be paid by the Adviser, and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board's consideration of the Investment Advisory Agreement.  Accordingly, considerations of profitability and economies of scale with respect to Robeco were not relevant to the Board's determination to approve the Robeco Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to Robeco as a result of Robeco's relationship with the Fund.  The Board concluded that Robeco may direct Fund brokerage transactions to certain brokers to obtain research and other services.  However, the Board noted that Robeco was required to select brokers who met the Fund's requirements for seeking best execution, and that the Adviser monitored and evaluated Robeco's trade execution with respect to Fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters.  The Board concluded that the benefits that were expected to accrue to Robeco by virtue of its relationship with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, concluded that the initial approval of the Robeco Sub-Advisory Agreement was in the best interests of the Fund, and approved the Robeco Sub-Advisory Agreement for the Fund.

Required Vote and the Board's Recommendation

The Robeco Sub-Advisory Agreement cannot be implemented unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, A MAJORITY OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE "FOR" THE APPROVAL OF THIS PROPOSAL 2.

*      *      *

VOTING INFORMATION

Proxies, Quorum and Voting at the Meeting

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposals.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for each of Proposals 1 and 2.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of thirty percent (30%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

With respect to Fund shares for which the Adviser or its affiliate has voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

With respect to individual retirement accounts sponsored by the Adviser ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other IRA shareholders.

Methods of Solicitation and Expenses

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, which is expected to total approximately $60,000, will be borne by the Fund.  In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

*      *      *

ADDITIONAL INFORMATION

To Obtain Additional Information

Wealth Management Clients, please contact your Account Officer or call 1-888-281-7350.  BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549--Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors.  Individual account holders, please call Dreyfus at 1-800-DREYFUS (inside the U.S. only).  Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327.

Information about Other Fund Service Providers

MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as distributor (i.e., principal underwriter) of the Fund's shares pursuant to a distribution agreement between the Trust and MBSC.

BNYM, an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, serves as administrator for the Fund pursuant to an administration agreement with the Trust.  Dreyfus serves as sub-administrator for the Fund pursuant to a sub-administration agreement with BNYM.  For the fiscal year ended August 31, 2011, the Fund paid BNYM, as administrator, an administration fee of $1,801,370.

Payments to Affiliated Brokers

During the Fund's most recent fiscal year ended August 31, 2011, the Fund did not pay any commissions to affiliated brokers.

Certain Beneficial Ownership

As of April 30, 2012, the Fund had 103,662,615.789 Class M shares and 2,302,479.436 Investor shares issued and outstanding.  Set forth below is information as to those shareholders known by the Trust to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting securities as of April 30, 2012.

Name and Address of Shareholder	Amount of Outstanding Shares Held	Percentage of Outstanding Shares of Class Held

Class M

SEI Private Trust Company c/o Day Pitney LLP Attn: Mutual Fund Admin 1 Freedom Valley Drive Oaks, PA 19456-9989	101,386,150.4550	97.8040%

Investor

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	423,509.7500	18.3936%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	287,131.0810	12.4705%

Reliance Trust FBO Davidson C/C P.O. Box 48529 Atlanta, GA 30362-1529	161,424.9330	7.0109%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	145,652.8360	6.3259%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of April 30, 2012, Patrick J. Purcell and Kevin C. Phelan, each a Trustee of the Trust, owned 17,571.050 and 7,928.426 Class M shares of the Fund, respectively, representing in the aggregate less than 1% of the Fund's outstanding shares.  As of April 30, 2012, no other Trustees or officers of the Trust owned any shares of the Fund.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Trust, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, RI 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

*      *      *

OTHER MATTERS

The Board is not aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The Trust does not hold annual meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for the Trust's next shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Trust begins to print and mail the proxy materials for such meeting.

*      *      *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE
URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE
ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated:  July __, 2012

EXHIBIT A

FORM OF SUB-INVESTMENT ADVISORY AGREEMENT WITH ROBECO

SUB-INVESTMENT ADVISORY AGREEMENT

BNY Mellon Fund Advisers, a division of
THE DREYFUS CORPORATION
200 Park Avenue
New York, New York  10166

August __, 2012

Robeco Investment Management, Inc.
909 Third Avenue
New York, New York  10022

Ladies and Gentlemen:

As you are aware, BNY Mellon Funds Trust (the "Fund") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Series' Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board.  The Fund employs BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the "Adviser"), to act as the Fund's investment adviser pursuant to a written agreement (the "Investment Advisory Agreement"), a copy of which has been furnished to you.  The Adviser is authorized to and desires to retain you, and you hereby agree to accept such retention, to act as the Series' sub-investment adviser with respect to that portion of the Series' assets which may be assigned to you from time to time by the Adviser (the "sub-advised assets").

In connection with your serving as sub-investment adviser to the Series, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement.  Such person or persons may be officers or employees of both you and the Fund.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Fund's Board, you will provide investment management of the sub-advised assets.  Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets.  You will provide such investment management in accordance with the Series' investment objective(s), policies and limitations as stated in the Series' Prospectus and Statement of Additional Information as from time to time in effect and provided to you.  In connection therewith, you (i) will obtain and provide investment research and supervise the Series' investments with respect to the sub-advised assets and (ii) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution with brokers.  You agree that, in placing any orders with selected brokers, you will attempt to obtain the best net result in terms of price and execution.  Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may purchase and sell portfolio securities from and to brokers who provide the Series, the Adviser's other clients, or your other clients with research, analysis, advice and similar services.  You may pay to brokers, in return for such research and analysis, a higher commission than may be charged by other brokers, subject to your good faith determination that such commission is reasonable in terms either of the particular transaction or of your overall responsibility to the Series, the Fund and your other clients and that the total commissions paid by the Series will be reasonable in relation to the benefits to the Series over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended.  Such authorization is subject to termination at any time by the Fund's Board for any reason.  In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers that are affiliated with you, the Adviser, the Series' principal underwriter or other sub-advisers to the Series if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures.  In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Series' principal underwriter or any person affiliated with you, the Adviser, any other sub-advisers to the Series, the Series' principal underwriter or the Series, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act of 1940, as amended, and any exemptive order then currently in effect.  The Adviser will periodically provide you with a list of the affiliates of the Adviser or the Series to which investment restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Series may not invest, together with ticker symbols for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Series.

Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the Series' Prospectus and Statement of Additional Information, and you shall not be required to assume any responsibility for the voting of such proxies without your prior consent.  You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the Series' assets.  The Adviser shall furnish you with copies of the Series' Prospectuses, Statements of Additional Information and shareholder reports.  You will be provided the opportunity to review and approve any description of you set forth in the Series' Prospectus and Statement of Additional Information.

You will furnish to the Adviser or the Fund such information, with respect to the investments which the Series may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Fund may reasonably request.  The Fund and the Adviser wish to be informed of important developments materially affecting the sub-advised assets and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.  Upon reasonable request, you will make available your officers and employees to meet with the Fund's Board and/or the Adviser to review the sub-advised assets.

You will maintain all required books and records with respect to the securities transactions of the Series for the sub-advised assets, and will furnish the Fund's Board and the Adviser with such periodic and special reports as the Fund's Board or the Adviser reasonably may request.  You hereby agree that all records which you maintain for the Adviser are the property of the Fund or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Fund or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Fund or the Adviser any records which you maintain for the Fund or the Adviser upon request by the Fund or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.  You will promptly notify the Fund's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Series' Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.  Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Fund in connection with the Series' compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act of 1940, as amended.  Such assistance shall include, but not be limited to, (i) certifying periodically, upon the request of the Fund's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws", as required by Rule 38a-1 under the Investment Company Act of 1940, as amended, and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended; (ii) facilitating and cooperating with the Fund's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iii) providing the Fund's Chief Compliance Officer with direct access to your compliance personnel; (iv) providing the Fund's Chief Compliance Officer with periodic reports; and (v) promptly providing the Fund's Chief Compliance Officer with special reports in the event of material compliance violations.  Upon request, you will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund, the Series or the Series' security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.  The Fund is expressly made a third party beneficiary of this Agreement with rights as respect to the Series to the same extent as if it had been a party hereto.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month, out of the investment advisory fee it receives and only to the extent thereof, a fee at the annual rate set forth on Schedule 1 hereto.  If the Adviser waives all or a portion of the investment advisory fee it is entitled to receive from the Series, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree.  The fee for the period from the date hereof to the end of the month hereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement.  For the purpose of determining fees payable to you, the value of the Series' net assets shall be computed in the manner specified in the Series' then-current Prospectus and Statement of Additional Information for the computation of the value of the Series' net assets.

Net asset value shall be computed on such days and at such time or times as described in the Series' then-current Prospectus and Statement of Additional Information.  You agree to monitor the sub-advised assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices).  At the request of the Adviser or the Fund's Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Fund's Valuation Committee and the Series' pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of sub-advised assets.

You will bear all expenses in connection with the performance of your services under this Agreement.  All other expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Series, except to the extent specifically assumed by you.  The expenses to be borne by the Series include, without limitation, the following:  organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies, preparation of reports to the Series' stockholders, tax returns, reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities, calculation of the net asset value of the Series' shares, insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Fund to you under the Investment Advisory Agreement.  The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each company or account.  It is recognized that in some cases this procedure may adversely affect the price paid or received by the Series or the size of the position obtainable for or disposed of by the Series.

It is also understood that (i) you shall be prohibited from consulting with any other sub-adviser to the Series (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act of 1940, as amended, any sub-adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Series in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940, as amended, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets of the Series.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.  Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of the Fund or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Series, this Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of such Series' outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Fund and the Adviser.  This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act or the Investment Advisers Act of 1940, as amended) and you shall be notified by the Fund and the Adviser, or you shall notify the Fund and the Adviser, as applicable, as soon as possible before any such assignment occurs.  In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

The Adviser acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Series (the "Brochure Supplement").  The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto.  This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.  This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.  If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices, instructions or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier or facsimile and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given.  Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

BNY Mellon Fund Advisers, a division of THE DREYFUS CORPORATION

By:
Name: Title:

Accepted:

ROBECO INVESTMENT MANAGEMENT, INC.

By:
Name: Title:

SCHEDULE 1

Name of Series	Reapproval Date	Reapproval Day
BNY Mellon Mid Cap Multi-Strategy Fund	June 1, 2013	June 1st

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of BNY Mellon Mid Cap Stock Fund
to be held on August 13, 2012:
The Notice of Special Meeting of Shareholders, the Proxy Statement and copies of the Fund's most recent annual and semi-annual reports to shareholders are available at www.dreyfus.com/proxyinfo.htm

BNY MELLON FUNDS TRUST
BNY Mellon Mid Cap Stock Fund

The undersigned shareholder of BNY Mellon Mid Cap Stock Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 6, 2012 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on Monday, August 13, 2012, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSALS SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903.
3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BNY MELLON MID CAP STOCK FUND

1.
To approve the implementation of a "manager of managers" arrangement whereby BNY Mellon Fund Advisers, a division of Dreyfus, the Fund's investment adviser (the "Adviser"), under certain circumstances, would be able to hire and replace unaffiliated sub-investment advisers for the Fund without obtaining shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve a Sub-Investment Advisory Agreement for the Fund between the Adviser and Robeco Investment Management, Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date